UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-41816	88-1513509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd
Fort Lawn,
SC
29714
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

Financing and Strategic Planning Advisory Agreement with Linkun Investment LLC

On
December 18
, 2025, Northann Corp. (the “Company”) entered into a Financing and Strategic Planning Advisory Agreement with Linkun Investment LLC (“Linkun Investment”, and such agreement, the “Linkun Investment Consulting Agreement”).

Pursuant to the Linkun Investment Consulting Agreement, Linkun Investment has agreed to provide certain strategic planning advisory services in connection with the Company’s business development during the term of the agreement, which is six months from the date of execution of the Linkun Investment Consulting Agreement, unless otherwise earlier terminated by mutual agreement of the parties.

In consideration for agreeing to provide such strategic planning advisory services under the Linkun Investment Consulting Agreement, the Company has agreed to issue and allot 1,800,000 shares of the Company’s common stock, par value $0.001 per share (the “Linkun Investment Compensation Shares”) to two individuals
 designed by Linkun Investment.
P
ursuant to the Linkun Investment Consulting Agreement, the Linkun Investment Compensation Shares shall only be issued after the NYSE American approves the issuance. The issuance of the Linkun Investment Compensation Shares will be subject to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Linkun Investment Consulting Agreement does not purport to be complete, and is qualified in its entirety by reference to the Linkun Investment Consulting Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Operation and Strategic Planning Advisory Agreement with Lu Wang

On
December 19
, 2025, the Company entered into an Operation and Strategic Planning Advisory Agreement with Lu Wang (such agreement, the “Lu Wang Consulting Agreement”).

Pursuant to the Lu Wang Consulting Agreement, Lu Wang has agreed to provide certain strategic planning consulting services in connection with the Company’s business development during the term of the agreement, which is
 from July 1, 2025 to June 30, 2026, unless otherwise earlier terminated by mutual agreement of the parties.

In consideration for agreeing to provide such strategic planning consulting services under the Lu Wang Consulting Agreement, the Company has agreed to issue and allot 1,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Lu Wang Compensation Shares”) to an individual designated by
Lu Wang.
Pursuant to the Lu Wang Consulting Agreement, the Lu Wang Compensation Shares shall only be issued after the NYSE American approves the issuance. The issuance of the Lu Wang Compensation Shares will be subject to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Lu Wang Consulting Agreement does not purport to be complete, and is qualified in its entirety by reference to the Lu Wang Consulting Agreement, filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1	Financing and Strategic Planning Advisory Agreement by and between the Company and Linkun Investment LLC dated December 18, 2025

10.2	Operation and Strategic Planning Advisory Agreement by and between the Company and Lu Wang dated December 19, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: Decem ber 23 , 2025	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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